UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 3, 2014

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Revised Timetable for Delayed SEC Filings

On June 3, 2014, The Phoenix Companies, Inc. (the “Company”) issued a news release announcing a revised timetable for its delayed filings with the U.S. Securities and Exchange Commission for both the Company and its subsidiary, PHL Variable Insurance Company. A copy of such news release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Extensions to File with State Insurance Regulators

On June 3, 2014, the Company announced that its insurance company subsidiaries had received respective 30-day and 60-day extensions from Connecticut and New York insurance regulators for submitting the 2013 audited financial statements prepared in accordance with Statements of Statutory Accounting Principles (“STAT”).
The Company’s insurance company subsidiaries have made requests for extensions in the other jurisdictions in which they are authorized to conduct business. The Company is not aware of the denial of any such request.  The Company intends to have its insurance company subsidiaries seek further extensions as required.

Update regarding Insurance Company Subsidiaries’ 2013 Annual STAT Financial Statements

The Company’s insurance company subsidiaries have determined that the completion of their respective 2013 audited STAT financial statements is dependent on substantial completion of financial statements for the year ended December 31, 2013 prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) for both the Company and such insurance company subsidiary, the evaluation of internal control over financial reporting and the related audit processes. The 2013 audited STAT financial statements, when completed, could materially and adversely vary from the unaudited 2013 STAT financial statements.

The Company advised that the first quarter 2014 and full year 2013 unaudited STAT financial statements for its insurance company subsidiaries, which were timely filed with their domiciliary state insurance regulators, should be relied upon as the most current assessment of their respective financial conditions.  The Company noted that STAT financial statements of its insurance company subsidiaries are not indicative of, and are not a replacement for, its consolidated GAAP financial statements.  Because of the differences between STAT and GAAP accounting principles, variances between the STAT financial statements of the Company’s insurance company subsidiaries and their or the Company’s GAAP financial statements are likely to be material.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the administrative order entered by the SEC with respect to the Company and its wholly owned subsidiary, PHL Variable Insurance Company (“PHL Variable”), and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by the Company and PHL Variable to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

The following exhibit is furnished herewith:

 99.1    News Release of The Phoenix Companies, Inc. dated June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: June 3, 2014	By:	/s/ John T. Mulrain
Name: John T. Mulrain
Title: Executive Vice President, General Counsel and Secretary